EXHIBIT 4.1

  COMMON STOCK                                                      COMMON STOCK
     NUMBER                 OnlineTrading.com Group                     SHARES

OT             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 682734 10 8

THIS CERTIFIES THAT


IS THE RECORD OWNER OF

       FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                             OF THE COMMON STOCK OF

                         OnlineTrading.com Group, Inc.

(hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

             SECRETARY        [GRAPHIC OF CORPORATE SEAL OMITTED]      PRESIDENT


COUNTERSIGNED AND REGISTERED
            AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.)
                                                                  Transfer Agent
                                                                   and Registrar
By

                                                            AUTHORIZED SIGNATURE

                         OnlineTrading.com Group, Inc.

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF: (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS, IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS; AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES. REQUESTS MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN --  as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- (Cust)_________Custodian (Minor)_________under Uniform
                     Gifts to Minors Act (State)________________
Additional abbreviations may also be used though not in the above list.

For Value Received___________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

    (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

______________________shares of the common stock represented by the within Certificate and does hereby irrevocably constitute and appoint__________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

DATED:_______________________________    SIGNED:________________________________

                                         SIGNED:________________________________
                                         NOTICE: The signature(s) on this
                                         assignment must conform in all
                                         respects with the name as written upon
                                         the face of this Certificate.

SIGNATURE(S) GUARANTEED

By:_______________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (SUCH AS BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.